Exhibit 99.2
 Alliance Data NYSE: ADS  Q1, 2016 ResultsApril 21, 2016

 Agenda  Speakers: Ed Heffernan President and CEO Charles Horn EVP and CFO Bryan Pearson President and CEO of LoyaltyOne ® First Quarter Consolidated ResultsSegment ResultsFirst Quarter and Full Year Scorecard2016 Guidance  1

 First Quarter 2016 Consolidated Results(MM, except per share)    Quarter Ended March 31,          2016  2015  % Change    Revenue  $ 1,676  $ 1,601  +5%    EPS   $ 2.35   $ 2.32  +1%    Core EPS  $ 3.84  $ 3.65  +5%              Adjusted EBITDA  $ 493  $ 474  +4%    Adjusted EBITDA, net  $ 440  $ 430  +2%              Diluted shares  60.2  63.6                  Revenue and core EPS increased 5 percent for the first quarter, consistent with guidance.FX was approximately a 2 point drag on first quarter results. Approximately $414 million was spent for share repurchase during the quarter.The first $500 million of the $1 billion share repurchase authorization was considered in original guidance.  2

 LoyaltyOne (MM)  Strong quarter for AIR MILES® as constant currency revenue and adjusted EBITDA increased 4 percent and 11 percent, respectively. AIR MILES ® reward miles issued increased 5 percent for the quarter, driven by strength in the financial vertical. BrandLoyalty’s revenue decreased 9 percent for the quarter due to timing differences of certain customer programs between years, while adjusted EBITDA increased 9 percent, both on a constant currency basis.     Quarter Ended March 31,          2016  2015  % Change    Revenue  $ 355  $ 388  -9%              Adjusted EBITDA  $ 79  $ 77  +2%    Non-controlling interest  -5  -7      Adjusted EBITDA, net  $ 74  $ 70  +6%    Adjusted EBITDA %  22%  20%  +2%              Constant Currency          Revenue  $ 381   $ 388  -2%    Adjusted EBITDA  $ 85  $ 77  +10%    3

 Epsilon® (MM)  Digital & Technology Platforms grew 8 percent from the first quarter of 2015, with a building backlog.Agency Media & Services decreased 23 percent from the first quarter of 2015, an unexpected drop due to broad-based weakness. Adjusted EBITDA decreased 22 percent from the first quarter of 2015 due to higher payroll costs.     Quarter Ended March 31,          2016  2015  % Change    Digital & Technology Platforms  $ 362  $ 335  +8%    Agency Media & Services  131  170  -23%     Total revenue  $ 493  $ 505  -2%              Adjusted EBITDA  $ 81  $ 104  -22%    Adjusted EBITDA %  16%  21%  -5%              4    Note: Digital & Technology Platforms: includes technology, data, affiliate and CRM offerings. Agency Media & Services: includes agency offerings at both Epsilon and Conversant.

 Card Services (MM)    Quarter Ended March 31,          2016  2015  % Change    Revenue  $ 836  $ 715  +17%              Operating expenses  308  262  +18%    Provision for loan losses  172  135  +27%    Funding costs   48   36   +33%    Adjusted EBITDA, net  $ 308  $ 282  +9%    Adjusted EBITDA, net %  37%  39%  -2%    5    Revenue increased 17 percent to $836 million driven by a 27 percent increase in average receivables.Gross yields dropped 210 basis points due to mix, fair value accounting of acquired portfolios and lower late fee yields due to improvements in early stage delinquencies.Provision expense increased 27 percent for the first quarter of 2016, increasing the allowance for loan losses from 5.5 percent at 12/31/2015 to 5.7 percent of reservable receivables at 3/31/2016.

 Card Services (MM)  Operating expenses down 70 bps expressed as a percentage of average card receivables as we continue to drive operating leverage. Principal loss rates came in 10 bps better than our guidance of 5.3 percent for the first quarter.     Quarter Ended March 31,        Key metrics:  2016  2015  Change    Credit sales  $ 6,178  $ 4,960  +25%    Average card receivables  $ 13,537  $ 10,677  +27%    Total gross yield  24.7%  26.8%  -2.1%    Operating expenses as % of average card receivables   9.1%  9.8%  -0.7%    Principal loss rates  5.2%  4.5%  +0.7%    Delinquency rate  4.3%  3.9%  +0.4%    6

Earnings Release | April 21, 2016 7

First Quarter Scorecard

Consolidated

- $1.676 billion in revenue, +5 percent; $3.84 core EPS, +5 percent
  - Performance consistent with guidance
- FX headwinds ⬇ $26 million in revenue, ⬇ $0.05 in core EPS
- Toughest comp of year (Q1, 2015 ⬆ 30 percent top/bottom vs 2014)
- Buyback: $414 million (~2 million shares)

Card Services

- Portfolio +27 percent, revenue +17 percent, adjusted EBITDA, net +9 percent
- Yield: ⬇ 210bps due to multiple factors
- Loss rate: 5.2 percent vs 5.3 percent guidance; LTM reserve spread > 100bps
- Tender share: ⬆ 200bps on core ➡ 10 percent credit sales growth vs client sales growth < 3 percent
- 80 percent of tender share gain from mature accounts
- Pipeline: $2 billion new vintage tracking (Boscov's)

AllianceData.

©2016 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

Earnings Release | April 21, 2016 8

First Quarter Scorecard (cont.)

Epsilon

- First quarter results below expectations (agency & salesforce investments)
- Agency media & services ⬇ 23 percent (1/4th of segment)
- Digital & Technology Platforms ⬆ 8 percent (3/4ths of segment)
- India office ramping quickly (400 associates vs zero in Q1 2015)
- Conversant CRM new vintage: 15 wins YTD vs 30 for full-year 2015

LoyaltyOne (constant currency)

- BrandLoyalty: revenue ⬇ 9 percent, adj. EBITDA ⬆ 9 percent (timing only; revenue up 100 percent in Q1, 2015)
- BrandLoyalty: Canada expansion on track; one U.S. pilot underway, others to be scheduled
- AIR MILES: issuance +5 percent
- AIR MILES: revenue +4 percent, adj. EBITDA + 11 percent – best in years

Overall typical ADS – some better/some worse ➡ meet or beat consolidated guidance

- Cards: yields slightly worse, losses slightly better
- Epsilon: digital & technology platforms on track, agency & media services worse
- LoyaltyOne: BrandLoyalty tracking, AIR MILES better

AllianceData.

©2016 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

 9  ConsolidatedReiterate FY guidance: revenue of $7.1 billion, up 10 percent; core EPS of $16.75, up 11 percentQ2 guidance: revenue of $1.62 billion, up 8 percent; core EPS of $3.58, up 8 percentCard Services Principal loss rate forecast on track Q1 Q2 Q3 Q4 FY 5.3% 5.1% 4.9% 4.9% = 5.0% (5.2% act)Double-digit growth in revenue & adj. EBITDA, netYield compression to lessen each quarter$2 billion new vintage on track Epsilon Digital & technology platforms (3/4ths) - high single-digit growthConversant CRM vintage - signings robustAgency media & services (1/4th) - soft, but less dramatic than Q1  Full Year

Earnings Release | April 21, 2016 10

Full Year (cont.)

LoyaltyOne

- BrandLoyalty - Q2 biggest growth quarter
  - Strong double-digit revenue/adj. EBITDA full year (cc)
- AIR MILES - Issuance +4 percent for year
  - Low single-digit revenue/adj. EBITDA full year (cc)

Overall

- Several moving pieces, but full year shaping up
- No stress seen on the consumer side
- 2007-2015: CAGR of +15 percent and +18 percent for revenue & core EPS, respectively
- 2016-2017: low end double-digit as rates normalize
- 2018: snap back to higher growth after normalization??

AllianceData.

©2016 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

2016 Guidance($MM, except per share)    2015      2016  ’16 / ’15 Increase    Actual           Revenue   $ 6,440      $ 7,100  +10%              Core EPS  $ 15.05      $ 16.75  +11%    11  Double-digit revenue and core EPS growthOrganic revenue growth above 3x GDP target~ $1.4 billion in free cash flowGuidance will be adjusted for FX changes as year progresses, if meaningful

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make regarding our expected operating results, future economic conditions including currency exchange rates, and the guidance we give with respect to our anticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  12

 Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs and non-controlling interest, core earnings and core earnings per diluted share (core EPS). The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.   13

 Q & A